Ivy Cundill Global Value Fund
Ivy Developing Markets Fund
Ivy European Opportunities Fund
Ivy Global Fund
Ivy Global Natural Resources Fund
Ivy Global Science & Technology Fund
Ivy International Fund
Ivy International Small Companies Fund
Ivy International Value Fund
Ivy Pacific Opportunities Fund
Ivy Growth Fund
Ivy US Blue Chip Fund
Ivy US Emerging Growth Fund
Ivy Bond Fund
Ivy Money Market Fund

Each, a series of Ivy Fund (the “Funds”)

Supplement Dated August 29, 2002 To Prospectus Dated April 30, 2002
(as supplemented on May 16, 2002)

Ivy Management, Inc. (“IMI”), which provides business management services to the Funds and investment advisory services to all Funds other than Ivy Global Natural Resources Fund, is a subsidiary of Mackenzie Investment Management Inc. (“MIMI”). MIMI has entered into a definitive agreement with Waddell & Reed Financial, Inc., (“Waddell & Reed”), a leading U.S. mutual fund firm, whereby Waddell & Reed will acquire MIMI’s entire operation, including IMI and Ivy Mackenzie Distributors, Inc., the Funds’ distributor.

Consummation of the transaction is subject to approval by the Board of Trustees of Ivy Fund, shareholders of the Funds and shareholders of MIMI, and certain other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of IMI and, therefore, constitute an assignment of the Funds’ business management and, for all Funds other than Ivy Global Natural Resources Fund, investment advisory agreements, which would result in a termination of those agreements. Consequently, it is anticipated that IMI will seek approval of new agreements from the Board of Trustees of Ivy Fund and the shareholders of each Fund. The transaction is targeted to close in December 2002.

Ivy International Growth Fund (the “Fund”)

Supplement Dated August 29, 2002 To Prospectus Dated April 30, 2002

Ivy Management, Inc. (“IMI”), the Fund’s investment advisor, is a direct subsidiary of Mackenzie Investment Management Inc. (“MIMI”). MIMI has entered into a definitive agreement with Waddell & Reed Financial, Inc., (“Waddell & Reed”), a leading U.S. mutual fund firm, whereby Waddell & Reed will acquire MIMI’s entire operation, including IMI and Ivy Mackenzie Distributors, Inc., the Fund’s distributor.

Consummation of the transaction is subject to approval by the Board of Trustees of the Fund, shareholders of the Fund and shareholders of MIMI, and certain other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of IMI and, therefore, constitute an assignment of the Fund’s investment advisory agreement, which would result in a termination of that agreement. Consequently, it is anticipated that IMI will seek approval of a new agreement from the Board of Trustees of the Fund and the shareholders of the Fund. The transaction is targeted to close in December 2002.